UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 26, 2007

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation or organization)	( I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, zip code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT:

ITEM 2.02.	Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On April 26, 2007, Exar issued a press release announcing its results for the fiscal quarter and year ended March 31, 2007 and certain other information. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Exar reports its financial results in accordance with generally accepted accounting principles (GAAP). Additionally, Exar from time to time supplements reported GAAP financials with Non-GAAP measures which are included in related press releases and Reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC at: http://www.sec.gov. For all periods presented, the attached press release discloses Non- GAAP gross margin, Non-GAAP operating expenses, Non-GAAP operating income or loss, Non-GAAP net income and Non-GAAP diluted EPS, which are adjusted to exclude from our GAAP results all stock-based compensation expense, one-time charges and related tax effects. These Non-GAAP measures are presented in part to enhance the understanding of Exar’s historical financial performance and comparability between reporting periods. The Company believes the Non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provide useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, Exar uses GAAP financial statements and Non-GAAP financial statements that do not include stock-based compensation expense, one-time charges and the related income tax effects in reviewing its financial results. The Company uses the foregoing Non-GAAP measures to compare performance to prior periods and determine certain employee benefits. These Non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

A supplemental reconciliation of GAAP financial measures to Non-GAAP financial measures is included in the financial statements portion of the press release attached as Exhibit 99.1 to this current report.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1 Press Release of Exar Corporation dated April 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EXAR CORPORATION

By:	/S/ J. SCOTT KAMSLER	Date: April 26, 2007
J. Scott Kamsler
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
99.1	Press Release of Exar Corporation dated April 26, 2007.